UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 5, 2024

THE GREENBRIER COMPANIES, INC.

(Exact name of registrant as specified in its charter)

Oregon	001-13146	93-0816972
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Centerpointe Drive, Suite 200, Lake Oswego, OR	97035
(Address of principal executive offices)	(Zip Code)

(503) 684-7000

Registrant’s telephone number, including area code

Former name or former address, if changed since last report: N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock without par value	GBX	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders

At the 2024 Annual Meeting of Shareholders of the Company held virtually on January 5, 2024 (the “Annual Meeting”), five proposals were voted upon by the Company’s shareholders. A brief discussion of each proposal voted upon at the Annual Meeting and the number of votes cast for, against or withheld, as well as abstentions and broker non-votes, on each proposal are set forth below.

Proposal 1: Election of Directors

A vote was taken at the Annual Meeting for the election of three directors of the Company. Patrick J. Ottensmeyer, who was appointed to the Board in June 2023, Lorie L. Tekorius, and Kelly M. Williams were elected as Class III Directors to serve a three-year term, until the Annual Meeting of Shareholders in 2027, or until their respective successors are qualified and elected. The aggregate numbers of shares of Common Stock voted in person or by proxy for each nominee were as follows:

Nominee	Votes for Election	Votes Withheld	Broker Non- Votes
Patrick J. Ottensmeyer	25,931,375	358,489	2,015,803
Lorie L. Tekorius	26,124,962	164,902	2,015,803
Kelly M. Williams	25,506,787	783,077	2,015,803

Proposal 2: Advisory Approval of Executive Compensation

A vote was taken at the Annual Meeting on the proposal to approve as a non-binding advisory resolution the 2023 compensation of the Company’s named executive officers. The aggregate number of shares of Common Stock that were voted in person or by proxy for or against the resolution, that abstained from voting, or that were broker non-votes were as follows:

Votes for Approval	Votes against Approval	Votes Abstained	Broker Non- Votes
25,646,101	592,472	51,291	2,015,803

Proposal 3: Advisory Approval of Frequency of Executive Compensation Vote

A vote was taken at the Annual Meeting to advise on the frequency of a non-binding advisory resolution regarding the compensation of the Company’s named executive officers. The aggregate number of shares of Common Stock that were voted in person or by proxy for an advisory vote every one, two, or three years, or that abstained from voting were as follows:

1 Year	2 Years	3 Years	Votes Abstained
23,936,668	28,533	2,293,497	31,166

Based on the results of the vote, and consistent with the Board’s recommendation, the Company will hold a nonbinding advisory vote on the compensation of the Company’s named executive officers every year until the next required non-binding advisory vote on the frequency of such votes, which will occur no later than the Company’s Annual Meeting in 2030.

Proposal 4: Approve Amendment and Restatement of the 2014 Employee Stock Purchase Plan, As Amended

A vote was taken at the Annual Meeting on the proposal to amend and restate the Company’s 2014 Employee Stock Purchase Plan, as amended (the “2014 Plan,” and as amended and restated, the “ESPP”). Among other things, the ESPP extends the expiration date of the 2014 Plan, which would have otherwise expired on February 29, 2024. The aggregate number of shares of Common Stock that were voted in person or by proxy for or against the resolution, that abstained from voting, or that were broker non-votes were as follows:

Votes for Approval	Votes against Approval	Votes Abstained	Broker Non- Votes
26,175,553	69,488	44,823	2,015,803

Proposal 5: Ratification of Appointment of Independent Auditors

A vote was taken at the Annual Meeting on the proposal to ratify the appointment of KPMG LLP as the Company’s independent auditors for the year ending August 31, 2024. The aggregate number of shares of Common Stock that were voted in person or by proxy for or against the ratification, or that abstained from voting were as follows:

Votes for Approval	Votes against Approval	Votes Abstained
28,075,495	206,348	23,824

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

THE GREENBRIER COMPANIES, INC.

Date: January 9, 2024	By:	/s/ Christian M. Lucky
Senior Vice President, Chief Legal and Compliance Officer, Corporate Secretary